SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2002

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York	1-892	34-0252680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 5. OTHER EVENTS.

     Reference hereby is made to the Registration Statement on Form S-3 (file no. 333-98165) filed by Goodrich Corporation, a New York corporation (the “Company”), with the Securities and Exchange Commission (the “Commission”) on August 15, 2002 and declared effective by the Commission on September 6, 2002 (the “Registration Statement”), under which the Company has registered an aggregate of $2,400,000,000 of its debt securities, series preferred stock, common stock, stock purchase contracts and stock purchase units for sale from time to time.

     On December 4, 2002, the Company entered into an underwriting agreement and related pricing agreement with J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the public offering of $300 million principal amount of 6.45% notes due 2007 and $500 million principal amount of 7.625% notes due 2012, under the Company’s Registration Statement. If the offering is completed, the Company will use the estimated net proceeds of approximately $792.2 million from the offering, after deducting underwriting discounts and estimated offering expenses, to repay a portion of the amounts outstanding under the Company’s $1.5 billion, 364-day credit facility used to acquire the Aeronautical Systems businesses from TRW Inc.

     The Company is filing this Current Report on Form 8-K to cause the exhibits hereto to be incorporated into the Registration Statement by reference.

ITEM 7. EXHIBITS.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2002, between Goodrich Corporation and J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as representatives of the underwriters.
1.2	Pricing Agreement, dated December 4, 2002, between Goodrich Corporation and J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.
4.1	Form of First Supplemental Indenture between Goodrich Corporation and The Bank of New York as successor to Harris Trust and Savings Bank, as Trustee, with respect to the 2007 Notes.
4.2	Form of Second Supplemental Indenture between Goodrich Corporation and The Bank of New York as successor to Harris Trust and Savings Bank, as Trustee, with respect to the 2012 Notes.
4.3	Form of 2007 Note (included in Exhibit 4.1).
4.4	Form of 2012 Note (included in Exhibit 4.2).
5	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of December 4, 2002, regarding the legality of the issuance of the notes.
12	Ratio of Earnings to Fixed Charges.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2002	Goodrich Corporation

	By:	/s/ Kenneth L. Wagner

	Name: Title:	Kenneth L. Wagner Senior Counsel and Assistant Secretary

Goodrich Corporation
Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2002, between Goodrich Corporation and J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as representatives of the underwriters.
1.2	Pricing Agreement, dated December 4, 2002, between Goodrich Corporation and J.P. Morgan Securities Inc., Banc One Capital Markets, Inc. and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.
4.1	Form of First Supplemental Indenture between Goodrich Corporation and The Bank of New York as successor to Harris Trust and Savings Bank, as Trustee, with respect to the 2007 Notes.
4.2	Form of Second Supplemental Indenture between Goodrich Corporation and The Bank of New York as successor to Harris Trust and Savings Bank, as Trustee, with respect to the 2012 Notes.
4.3	Form of 2007 Note (included in Exhibit 4.1).
4.4	Form of 2012 Note (included in Exhibit 4.2).
5	Opinion of Robinson, Bradshaw & Hinson, P.A., dated as of December 4, 2002, regarding the legality of the issuance of the notes.
12	Ratio of Earnings to Fixed Charges.